CONSULTING AGREEMENT

THIS AGREEMENT is made as of the 1st day of December, 2001.

BETWEEN:

     PETER VAISLER, a resident of the Province of Ontario (the "Consultant")

                                                               OF THE FIRST PART

-and-

     ALLIANCE RECOVERY CORPORATION, a corporation incorporated under the laws of the State of Delaware (hereinafter referred to as the "Company")

                                                              OF THE SECOND PART


WHEREAS the Company is engaged in the business of recovering valuable commodities from waste material; and

AND WHEREAS the Consultant has developed certain technology to be implemented by the Company in its business and further desires to provide management services to the Company upon and subject to the terms and conditions hereinafter set forth; and

NOW THEREFORE WITNESS that in consideration of the respective covenants, conditions, warranties and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) it is agreed by and between them as follows:

                       ARTICLE 1 - APPOINTMENT AND DUTIES
                       ----------------------------------

1.1 During the Term (as hereinafter defined in Article 2) and unless and until terminated in accordance with the provisions hereof, the Company hereby retains the Consultant, who shall act as the Interim President of the Company and the Consultant hereby agrees to render to the Company management services upon the terms and conditions contained herein.

1.2 During the Term of this Agreement, the Consultant shall carry out the functions and duties as determined by the Company, the Company's articles and by-laws, valid resolutions of the Board of Directors of the Company (the "Board"), and valid resolutions of the shareholders of the Company and as may be required by law. The Consultant will provide the Company with the technology he has developed for the business, along with his know-how and industry contacts and will facilitate the realization of the Company's business objectives. Without limiting the nature and scope of the Consultant's duties, it will be the Consultant's responsibility to:


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         (a)      establish a Business Plan, in conjunction with senior
                  management, which will include an overall sales and marketing strategy, financial strategy and operating plans;

         (b) assess operating personnel requirements including their function, organization and compensation;

         (c) oversee and integrate operation of design activities to achieve corporate objectives relating to customers;

         (d) coordinate all sales and marketing contracts, taking a lead role in negotiation where appropriate;

         and carry out such other duties and provide such other services as may be agreed upon between the Consultant and the Company.

1.3 The Consultant shall use its best efforts and dedicate sufficient time and energy to the affairs of the Company. Without restricting the generality of the obligations set out in the foregoing sentence, the Consultant shall:

         a) devote such of the Consultant's working time as is agreed on from time to time by the Consultant and the Company and best efforts to rendering services on behalf of the Company and to rendering such services with competence, efficiency and fidelity;

         b)       comply with the Company's policies, standards and regulations;

         c) perform such reasonable duties as are necessitated by the nature of the business or as required by the Company, and

         d) promote the Company's interests to the extent permitted by law.

The Consultant acknowledges that the Consultant's commitment to the Company is paramount, and in the event of a conflict in scheduling or a conflict of interest, the Consultant must give notice of said conflict to the Company.

                        ARTICLE 2 - TERM AND TERMINATION
                        --------------------------------

2.1      Duration

The engagement of the Consultant hereunder shall, unless earlier terminated as provided for herein, be for at least five (5) years commencing as of the date hereof (the "Initial Term"), and thereafter shall continue in full force and effect for successive renewal terms of one (1) year commencing the expiry of the Initial Term at the Company's option, on the same terms and conditions as are herein contained, subject to any amendments as may from time to time be agreed to in writing by the Consultant and the Company (collectively, the "Agreement Term").

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

2.2      Termination by Company

This Agreement may be terminated in the following manner in the specified circumstances:

         (a) By the Consultant, at any time, for any reason, on the giving of ninety (90) days written notice to the Company. The Company may waive notice, in whole or in part.

         (b) By the Company, in its absolute discretion, without any notice or pay in lieu thereof, for cause. For the purposes of this Agreement, "cause" includes the following:

                  (1) any material breach of the provisions of this Agreement by the Consultant;

                  (2) any conduct of the Consultant which in the opinion of the Company, tends to bring himself or the Company into disrepute;

                  (3) the commission of an act of bankruptcy by the Consultant or compounding with his creditors generally;

                  (4) any mental or physical disability or illness which results in the Consultant being unable to substantially perform his duties for a continuous period of 150 days or for periods aggregating 180 days, in any period of 365 days;

         Failure by the Company to rely on the provisions of this paragraph in any given instance or instances shall not constitute a precedent or be deemed a waiver.

         (c) By the Company in its absolute discretion and for any reason on giving the Consultant ninety (90) days advance notice in writing or on paying to the Consultant the equivalent termination pay in lieu of notice.

         (d) By the Consultant, in its absolute discretion, without any notice, for cause. For the purposes of this Agreement, "cause" includes the following:

                  (1) any material breach of the provisions of this Agreement by the Company;

                  (2) any conduct of the Company which in the opinion of the Consultant, tends to bring himself or the Company into disrepute;

                  (3) the commission of an act of bankruptcy by the Company or compounding with his creditors generally;

The parties understand and agree that the giving of notice or the payment of pay in lieu of notice by the Company to the Consultant on termination of the Consultant's employment shall not prevent the Company from alleging cause for the transaction.

On termination of employment the Consultant shall immediately resign all offices


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held (including directorships) in the company and, except as provided in this
Agreement, the Consultant shall not be entitled to receive any severance payment or compensation for loss of office or otherwise by reason of the resignation. If the Consultant fails to resign as mentioned, the Company is irrevocably authorized to appoint some person in his name and on his behalf to sign any documents or do any things necessary or requisite to give effect to it.


                            ARTICLE 3 - COMPENSATION
                            ------------------------

3.1      Compensation

(a) As compensation for the services of the Consultant hereunder, the Company shall pay the Consultant the sum of U.S. Two Hundred and Fifty Thousand (U.S. $250,000.00) Dollars per annum. In the event that the Company terminates this Agreement prior to the completion of the Initial Term as specified in section 2.1, the Consultant shall be fully compensated for his services for the entire Initial Term of this Agreement, unless the Company hires the Consultant as an employee of the Company.

(b) The Consultant shall not be entitled to any benefits except as may be separately agreed upon in writing between the Consultant and the Company.

3.2      Benefits

         The Consultant shall be entitled to six (6) weeks paid vacation per annum.

3.3.     Business Expenses

(a) The Consultant shall be reimbursed by the Company for all reasonable expenses actually and properly incurred by the Consultant and, if appropriate (described in (b)), where prior approval has been granted by the Company, in connection with the performance of the duties of the Consultant herein contained, and the Company shall make the reimbursement required hereby promptly after being advised by the Consultant of the amounts thereof. The Consultant will be reimbursed by the Company for such expenses only when the Consultant provides receipts or other documentary evidence of such expenses to the accountants of the Company. Where the Consultant cannot provide receipts or other documentary evidence of such expenses, the Company will reimburse the Consultant for only such reasonable expenses as the Company may determine in its sole discretion.

(b) All expenses in excess of ten thousand dollars ($10,000) must be approved by the Company prior to the time said expenses are incurred.

                           ARTICLE 4 - CONFIDENTIALITY
                           ---------------------------

4.1 The Consultant acknowledges that all items created or used by the Consultant in providing services to the Company under this agreement, or furnished by the Company to the Consultant, and all equipment, automobiles, credit cards, books, records, reports, files, manuals, literature, confidential information or other materials shall remain and be considered the exclusive property of the Company at all times and shall be surrendered to the Company, in


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

good condition, promptly on the termination of this Agreement irrespective of the time, manner or cause of the termination.

4.2 The Consultant shall not be obligated to keep in confidence nor shall it incur any liability for disclosure of information to a third party (the "recipient") of the nature aforesaid which:

         (i)      was permitted to be disclosed by the Company;

         (ii) has been public or is otherwise within the public domain at the time of its disclosure to the recipient; or

         (iii) comes into the public domain without any breach of this Agreement.

                          ARTICLE 5 - USE OF TECHNOLOGY
                          -----------------------------

5.1 The Consultant has developed technology which shall be utilized by the Company to recover valuable commodities from waste material (the "Technology"). The Consultant agrees to allow the Company to utilize the Technology without cost for the duration of his appointment as an officer and/or director of the Company.

5.2 In the event that the Consultant ceases to be an officer and/or director of the Company, the Company shall be obligated to pay the Consultant for its past and continued use of the Technology up to a maximum of the replacement cost of the Technology. The replacement cost of the Technology shall be calculated in accordance with the valuation of the Technology as determined by the Company's engineers.

                               ARTICLE 6 - GENERAL
                               -------------------

6.1      Headings

The headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

6.2      Notices

Any notice or other document required or permitted to be given hereunder shall be in writing and may be given by personal delivery or transmitted by facsimile or other electronic means of communication, or sent by prepaid registered mail, in the case of the Company to:

         Alliance Recovery Corporation
         2929 Front Street
         Monroe, Michigan 48161
         Tel: (519) 646-3975
         Fax: (519) 473-6507

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and in the case of the Consultant to:

         Peter Vaisler
         1133 St. Anthony Road
         London, Ontario
         N6H 2P9
         Tel: 519 657-7742
         Fax: 519 473-6507

Any such notice or other document delivered personally shall be deemed to have been received by and given on the date of such delivery (provided that such day is a business day and, if not, on the next following business day), or, if made or given by facsimile or other electronic means of communication, on the first business day following the transmittal thereof, and any notice sent by prepaid registered mail shall be deemed to have been given on the fourth business day following the date of mailing (provided, however, that if there shall be, between the time of mailing and the actual date of receipt, a mail strike, slowdown or other labour dispute which might reasonably be anticipated to affect the delivery of such notice by mail, then such notice shall only be effective if delivered in person or by facsimile or other electronic means of communication as aforesaid). Either party may at any time give notice to the other party of any change of address, facsimile number or otherwise in accordance with the foregoing provisions.

6.3      Time

Time shall be of the essence of this Agreement.

6.4      Waiver

This Agreement may not be modified, supplemented or amended except by instrument in writing signed by the parties hereto or by their respective successors or permitted assigns. No waiver of any of the provisions of this Agreement, in whole or in part, by either party shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.5      Severability

If any covenant or provision herein contained is prohibited in whole or in part in any jurisdiction, such covenant or provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining covenants and provisions hereof therein and shall, as to such jurisdiction, be severed from this Agreement to the extent of such prohibition.

6.6      Currency

All monetary amounts referred to herein shall, unless specifically stated otherwise, refer to the lawful currency of the United States.

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6.7      Assignment

This Agreement shall not be assigned or transferred, in any manner whatsoever, by the Consultant.

6.8      Interpretation

This Agreement shall be construed and enforced in accordance with, and the respective rights of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.9      Independent Legal Advice

The Parties acknowledge that this provision shall serve as notice to each party of being advised to arrange for such independent legal advice with respect to this Agreement, each of the matters herein and the implications thereof, as each party may independently deem necessary, and that each party has either obtained such independent legal advice or waives the right thereto by signing this Agreement.

6.10     Entire Agreement

This Agreement, as modified, supplemented or amended from time to time, along with any agreements or other documents to be delivered pursuant hereto, sets forth the entire agreement and understanding of the parties in respect of the matters contemplated herein and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

6.11     Undertaking

The parties hereto shall with reasonable diligence do all such things and provide its reasonable assurances as may be required to complete the transactions contemplated herein, and each party shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, whether before or after the execution hereof.

6.12     Counterparts and Facsimile

This Agreement may be executed by the Parties hereto in one or more counterparts by original or facsimile signature, each of which when so executed shall be deemed an original and all of which together shall constitute one and the same instrument.


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IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.

                                 ALLIANCE RECOVERY CORPORATION



                                 By: /s/  Peter Vaisler
                                     ------------------------------------------
                                          Peter Vaisler, President
                                          I have  authority  to  bind  Alliance
                                          Recovery  Corporation


                                     /s/  Peter Vaisler
-----------------------              ------------------------------------------
WITNESS                                   PETER VAISLER